WHEN RECORDED MAIL TO:
     GE Capital Small Business Finance Corporation
     635 Maryville Centre Drive
     Suite # 120
     St. Louis, MO 63141

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This Mortgage prepared by:

       Name: Tammy Ziegelmeyer, Loan Doc. Specialist
       Company: GE Capital Small Business Finance Corp.
       Address: 635 Maryville Centre Drive, Ste. 120, St. Louis, MO 63141
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                                    MORTGAGE

THIS MORTGAGE IS DATED SEPTEMBER 13, 1999, BETWEEN DYNAMIC HEALTH PRODUCTS, INC., A FLORIDA CORPORATION**, WHOSE ADDRESS IS 6950 BRYAN DAIRY ROAD, LARGO, FL 33777 (REFERRED TO BELOW AS "GRANTOR"); AND GE CAPITAL SMALL BUSINESS FINANCE CORPORATION, WHOSE ADDRESS IS 635 MARYVILLE CENTRE DRIVE, SUITE # 120, ST. LOUIS, MO 63141 (REFERRED TO BELOW AS "LENDER"). ** FORMERLY KNOWN AS ENERGY FACTORS, INC.

GRANT OF MORTGAGE. For valuable consideration, Grantor mortgages to Lender all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, LOCATED IN PINELLAS COUNTY, STATE OF FLORIDA (THE "REAL PROPERTY"):

          SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE. THE REAL PROPERTY OR ITS ADDRESS IS COMMONLY KNOWN AS 6950 BRYAN DAIRY ROAD, LARGO, FL 33777.

Grantor presently assigns to Lender all of Grantor's right, title, and interest in and to all leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

DEFINITIONS. The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     GRANTOR. The word "Grantor" means DYNAMIC HEALTH PRODUCTS, INC. The Grantor is the mortgagor under this Mortgage.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     IMPROVEMENTS. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

     INDEBTEDNESS. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Mortgage, together with interest on such amounts as provided in this Mortgage. In addition to the Note, the word "Indebtedness" includes all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor, or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated and whether Grantor may be liable individually or jointly with others, whether obligated as guarantor or otherwise, and whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations, and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means GE Capital Small Business Finance Corporation, its successors and assigns. The Lender is the mortgagee under this Mortgage.

     MORTGAGE. The word "Mortgage" means this Mortgage between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Personal Property and Rents.

     NOTE. The word "Note" means the promissory note or credit agreement dated September 13, 1999, IN THE ORIGINAL PRINCIPAL AMOUNT OF $880,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. The final maturity date of the Note is October 1, 2024. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

     PERSONAL PROPERTY. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

     PROPERTY. The word "Property" means collectively the Real Property and the Personal Property.

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     REAL PROPERTY. The words "Real Property" mean the property, interests and rights described above in the "Grant of Mortgage" section.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     RENTS. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ALL OBLIGATIONS OF GRANTOR UNDER THIS MORTGAGE AND THE RELATED DOCUMENTS. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due, and shall strictly perform all of Grantor's obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

     POSSESSION AND USE. Until Grantor's interest in any or all of the Property is foreclosed, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents from the Property.

     DUTY TO MAINTAIN. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

     HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Mortgage, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Grantor represents and warrants to Lender that: (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste and hazardous substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and
     (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lenders acquisition of any interest in the Property, whether by foreclosure or otherwise.

     NUISANCE, WASTE. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

     REMOVAL OF IMPROVEMENTS. Grantor shall not demolish or remove any Improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

     SUBSEQUENT LIENS. Grantor shall not allow any subsequent liens or mortgages on all or any portion of the Property without the prior written consent of Lender.

     LENDER'S RIGHT TO ENTER. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes at Grantor's compliance with the terms and conditions of this Mortgage.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lenders sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

     DUTY TO PROTECT. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

09-13-1999                     MORTGAGE                                   PAGE 3
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DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Florida law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Mortgage.

     PAYMENT. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Mortgage, except for the lien of taxes and assessments not due, and except as otherwise provided in the following paragraph.

     RIGHT TO CONTEST. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen
     (15) days after the lien arises or, If a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and reasonable attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     EVIDENCE OF PAYMENT. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

     NOTICE OF CONSTRUCTION. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage.

     MAINTENANCE OF INSURANCE. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage In favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

     APPLICATION OF PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at its election, apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Mortgage. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor.

     UNEXPIRED INSURANCE AT SALE. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Mortgage at any trustee's sale or other sale held under the provisions of this Mortgage, or at any foreclosure sale of such Property.

     GRANTOR'S REPORT ON INSURANCE. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks Insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Mortgage, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Mortgage also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender

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09-13-1999                MORTGAGE                                     PAGE 4
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================================================================================
from any remedy that It otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage.

     TITLE. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and
     (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

     DEFENSE OF TITLE. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

     COMPLIANCE WITH LAWS. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities, including without limitation all applicable environmental laws, ordinances, and regulations, unless otherwise specifically excepted in the environmental agreement executed by Grantor and Lender relating to the Property.

CONDEMNATION, The following provisions relating to condemnation of the Property are a part of this Mortgage.

     APPLICATION OF NET PROCEEDS. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

     PROCEEDINGS. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this
Mortgage:

     CURRENT TAXES, FEES AND CHARGES. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all intangible personal property taxes, documentary stamp taxes, fees, and other charges for recording or registering this Mortgage.

     TAXES. The following shall constitute taxes to which this section applies:
     (a) a specific tax, including without limitation an intangible personal property tax, upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (b) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Mortgage; (c) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.

     SUBSEQUENT TAXES. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage.

     SECURITY AGREEMENT. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

     SECURITY INTEREST. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

     ADDRESSES. The mailing addresses of Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial
     Code), are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage.

     FURTHER ASSURANCES. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lenders designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor under the Note, this Mortgage, and the Related Documents, and (b) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

09-13-1999                      MORTGAGE                                 PAGE 5
LOAN NO 3109254008             (CONTINUED)
================================================================================

     ATTORNEY-IN-FACT. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lenders sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Grantor pays, all the Indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on fife evidencing Lenders security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Mortgage:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

     DEFAULT ON OTHER PAYMENTS. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

     ENVIRONMENTAL DEFAULT. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with the Property.

     COMPLIANCE DEFAULT. Failure of Grantor to comply with any other term, obligation, covenant or condition contained in this Mortgage, the Note or in any of the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Mortgage, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     FORECLOSURE, FORFEITURE, ETC. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forefeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

     BREACH OF OTHER AGREEMENT. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     ACCELERATE INDEBTEDNESS. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

     UCC REMEDIES. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     JUDICIAL FORECLOSURE. Lender may obtain a judicial decree foreclosing Grantor's interest in all or any part of the Property.

     DEFICIENCY JUDGMENT. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     TENANCY AT SUFFERANCE. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lenders option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

     OTHER REMEDIES. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

     SALE OF THE PROPERTY. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

     NOTICE OF SALE. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition.

     WAIVER; ELECTION OF REMEDIES. A waiver by any party of a breach of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Mortgage

09-13-1999                       MORTGAGE                                PAGE 6
LOAN NO 3109254008             (CONTINUED)
================================================================================

     after failure of Grantor to perform shall not affect Lender's right to declare a default and exercise its remedies under this Mortgage.

     ATTORNEYS' FEES; EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as reasonable attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

NOTICES TO GRANTOR AND OTHER PARTIES. Any notice under this Mortgage, including without limitation any notice of default and any notice of sale, may be given manually or by mail or courier service. Notice given by registered or certified mail is deemed given when deposited in the United States mail, properly directed to the intended recipient's address shown near the beginning of this Mortgage and with postage fully prepaid. Notice otherwise given is deemed given when actually received by the recipient or when delivered to the address to which properly sent. Any party may change its address for notices under this Mortgage by giving written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. If more than one person constitutes Grantor, notice given to either or any of them is deemed given to both or all of them.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

     AMENDMENTS. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     ANNUAL REPORTS. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

     APPLICABLE LAW. THE LOAN SECURED BY THIS LIEN WAS MADE UNDER A UNITED STATES SMALL BUSINESS ADMINISTRATION (SBA) NATIONWIDE PROGRAM WHICH USES TAX DOLLARS TO ASSIST SMALL BUSINESS OWNERS. IF THE UNITED STATES IS SEEKING TO ENFORCE THIS DOCUMENT, THEN UNDER SBA REGULATIONS: (A) WHEN SBA IS THE HOLDER OF THE NOTE, THIS DOCUMENT AND ALL DOCUMENTS EVIDENCING OR SECURING THIS LOAN WILL BE CONSTRUED IN ACCORDANCE WITH FEDERAL LAW. (B) LENDER OR SBA MAY USE LOCAL OR STATE PROCEDURES FOR PURPOSES SUCH AS FILING PAPERS, RECORDING DOCUMENTS, GIVING NOTICE, FORECLOSING LIENS, AND OTHER PURPOSES. BY USING THESE PROCEDURES, SBA DOES NOT WAIVE ANY FEDERAL IMMUNITY FROM LOCAL OR STATE CONTROL, PENALTY, TAX OR LIABILITY. NO BORROWER OR GUARANTOR MAY CLAIM OR ASSERT AGAINST SBA ANY LOCAL OR STATE LAW TO DENY ANY OBLIGATION OF BORROWER, OR DEFEAT ANY CLAIM OF SBA WITH RESPECT TO THIS LOAN. ANY CLAUSE IN THIS DOCUMENT REQUIRING ARBITRATION IS NOT ENFORCEABLE WHEN SBA IS THE HOLDER OF THE NOTE SECURED BY THIS INSTRUMENT.

     CAPTION HEADINGS. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

     MERGER. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Mortgage shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Mortgage.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Mortgage to be invalid or unenforceable as to any person or circumstance, such finding shall not, render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity: however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Mortgage in all other respects shall remain valid and enforceable.

     SUCCESSORS AND ASSIGNS. Subject to the limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the Indebtedness.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Mortgage.

     WAIVERS AND CONSENTS. Lender shall not be deemed to have waived any rights under this Mortgage (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

   09-13-1999                  MORTGAGE                                  PAGE 7
   LOAN NO 3109254008         (CONTINUED)
================================================================================

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.

   WITNESSES:                          GRANTOR:
   X___________________________        Dynamic Health Products, Inc.

                                       By:_______________________________ (SEAL)
   X___________________________            Kotha S. Sekharam, President

                                       By:_______________________________ (SEAL)
                                           Attest: William L LaGamba, Secretary

  ATTEST:
   ___________________________________            (CORPORATE SEAL)
      Secretary or Assistant Secretary


                            CORPORATE ACKNOWLEDGMENT
--------------------------------------------------------------------------------
   STATE OF FLORIDA)
   ----------------


   ____________________)SS


   COUNTY OF  PINELLAS)
   -------------------


   The foregoing instrument was acknowledged before me this ____________________ day of ____________________ 19 ___________ by Kotha S.
   Sekharam, President; and William L. LaGamba, Secretary of Dynamic Health Products, Inc., a Florida corporation, on behalf of the corporation.
   He/she is personally known to me or has produced ____________________ as identification and did I did not take an oath.


                               ________________________________________________
                               (Signature of Person Taking Acknowledgment)

                               ________________________________________________
                               (Name of Acknowledger Typed, Printed or Stamped)

                               ________________________________________________
                               (Title or Rank)

                               ________________________________________________
                               (Serial Number, if any)

================================================================================

                                                                     EXHIBIT "A"


A TWELVE FOOT WIDE MEDIAN STRIP WITHIN THE RIGHT-OF-WAy OF ENDEAVOUR WAY BEING SIX FEET CONTINUOUS ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE: FROM THE INTERSECTION OF THE CENTERLINE OF ENDEAVOR WAY AND THE EAST/WEST CENTERLINE OF
SECTION 18, TOWNSHIP 30 SOUTH, RANGE 16 EAST, PINELLAS COUNTY, FLORIDA, AS A POINT OF REFERENCE: THENCE S. 00"02'38"W., ALONG THE CENTERLINE OF SAID ENDEAVOUR WAY 58.00 FEET TO THE RADIUS POINT OF A SIX FOOT RADIUS CURVE, THE POINT BEGINNING; THENCE CONTINUOUS 9.00"02'38"W., ALONG SAID CENTERLINE 54.00 FEET TO THE RADIUS POINT OF A SECOND SIX FOOT RADIUS CURVE, THE POINT OF TERMINATION, LYING WITHIN SECTION 18, TOWNSHIP 30 SOUTH, RANGE 16 EAST, AS RECORDED IN O.R. BOOK 5033, PAGE 1053 OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA,


AND,


LOT 2, GATES' INDUSTRIAL PARK, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 77, PAGES 100 AND 101, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA. LESS AND EXCEPT THE FOLLOWING DESCRIBED PARCELS:

A PORTION OF SECTION 18, TOWNSHIP 30 SOUTH, RANGE 16 EAST, PINELLAS COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:


COMMENCING AT THE CENTER OF SAID SECTION 18; THENCE ALONG THE EAST/WEST 1/2 SECTION LINE OF SAID SECTION 18, AND THE CENTERLINE OF COUNTY ROAD NO. 135, SAID ROAD BEING ALSO KNOWN AS BRYAN DAIRY ROAD, S. 88"16'33" E., 316.25 FEET; THENCE 6.01"43'27". W, 40.00 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID ROAD, AS RECORDED IN O.R. 227, PAGE 194, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, SAID POINT BEING ALSO THE POINT OF BEGINNING; THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, S.88' 16'33" E., 267.33 FEET; TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF ENDEAVOUR WAY ACCORDING TO THE PLAT OF GATES' INDUSTRIAL PARK, AS RECORDED IN PLAT BOOK 77, PAGES 100 AND 101, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE
6.00" 06' 45" W., 10.00 FEET; THENCE ALONG A LINE PARALLEL WITH AND 50 FEET SOUTH OF SAID 1/2 SECTION LINE N. 88" 16' 33" W., 267.23 FEET TO A POINT ON THE WESTERLY BOUNDARY LINE OF SAID GATES, INDUSTRIAL PARK; THENCE N. 00" 07' 27" E. ALONG SAID WESTERLY BOUNDARY LINE 10.00 FEET TO THE POINT OF BEGINNING.

AND LESS

PORT "A"

A portion of Lot 2, GATES' INDUSTRIAL PARK Subdivision, according to plat thereof, as recorded in Plat Book 77, Pages 100-101, public records of Pinellas County, Florida, in the Southeast 1/4 of Section 18, Township 30 South, Range 6 East, Pinellas County, being described as follows:

     Commence at the Northwest corner of said Lot 2, run S 00'02'39" W along the West line thereof, a distance of 10,000 feet to a point on the South line of Bryan Dairy Road for a POINT OF BEGINNING:

     (1) thence S. 88'21'27" E. along said South line, a distance of 267.23 feet to the East line of said Lot 2; (2) thence S. 00'01'51" W. along said East line, a distance of 20.78 feet: (3) thence N. 44'58'09" W., for a distance of 13.30 feet; (4) thence N. 89'12'58" W. a distance of 257.74 feet to a point on the West line of said Lot 2; (5) thence N. 00'02'39" E. along said West line a distance 15.50 feet to the POINT OF BEGINNING.

Port "B"

That portion of that certain tract, as described in O.R. 8560, Page 283, public records of Pinellas County, Florida, lying within 70 feet south of the East-West Centerline of Section 18, Township 30 South, Range 16 East, being described as follows:


     Commence at Northwest corner of Lot 2. GATES' INDUSTRIAL PARK Subdivision, according to plot thereof, as recorded in Plot Book 77, Pages 100-101, public records of Pinellas County, Florida, run S.88'21'27"E. along the North line of said Lot 2, a distance of 301.23 Ft.; thence S.00'01'51 W. a distance of 18.01 ft. to the Northwest corner of said tract, as described in O.R. 8560, Page 283, for a POINT OF BEGINNING:

     (6) thence S.88'21'27"E. a distance of 12.01 feet to the Northeast Corner of said tract: (7) thence S.00'01'51" W. along the East line of said tract, a distance of 12.01 feet: (8) thence N.88'21'27" W. a distance of 12.01 Feet to a point on the West line of said tract: (9) thence N.00'01'51"E. along said West line a distance of 12.01 feet to POINT OF BEGINNING.

Acreage Summary:

          Port "A" Containing 3.649 Sq. Ft. M.O.L.
          Port "B" Containing   144 Sq. Ft. M.O.L.
--------------------------------------------------
Total Parcel 101 Containing:  3.793 Sq. Ft. M.O.L.

Basis of Bearings: Bearings Indicated are Based On the East-west Centerline of
                   Section 16, Township 30 South, Range 16 East, Pinellas County, Florida, Being S.88'21'27" E.
                                          --------------


INITIAL______________                                                PAGE 1 OF 1

U.S. SMALL BUSINESS ADMINISTRATION
[LOGO]
                                              U.S. Small Business Administration

                                                                 NOTE

--------------------------------------------------------------------------------
SBA Loan #        PLP #310-925-4008

--------------------------------------------------------------------------------
SBA Loan Name     Dynamic Health Products, Inc.

--------------------------------------------------------------------------------
Date              September 13, 1999

--------------------------------------------------------------------------------
Loan Amount       $ 880,000.00

--------------------------------------------------------------------------------
Interest Rate     Variable

--------------------------------------------------------------------------------
Borrower          Dynamic Health Products, Inc.

--------------------------------------------------------------------------------
Operating
Company

--------------------------------------------------------------------------------
Lender            GE Capital Small Business Finance Corporation

--------------------------------------------------------------------------------

 1. PROMISE TO PAY:

    In return for the Loan, Borrower promises to pay to the order of Lender the amount of Eight Hundred Eighty Thousand & 00/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

 2. DEFINITIONS:

    "Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.

    "Guarantor" means each person or entity that signs a guarantee of payment of this Note.

    "Loan" means the loan evidenced by this Note.

    "Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

    "SBA" means the Small business Administration, an Agency of the United states of America.

 3. PAYMENT TERMS:

    Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

    One Interest Installment, payable monthly, commencing on October 1,1999 followed by installments, including principal and interest, each in the amount of $8,153.00 commencing on November 1,1999 and continuing due and payable monthly for Three hundred (300) months, when the full unpaid balance of principal and interest shall become due and payable. Funds received from the borrower will be applied first to interest to the date of receipt, then to principal, then to the late fee.

    The total fixed payment is to be adjusted accordingly to reflect rate changes. Borrower agrees to pay a late charge equal to 5% of the payment amount due if such payment is not received within ten days of the due date, but not to exceed maximum charges allowable under then applicable law.

SBA Form 147 (10/22/98) Previous editions obsolete

09-13-1999                  PROMISSORY NOTE                               PAGE 2
LOAN NO 3109254008            (CONTINUED)
================================================================================
    This is a variable interest rate note, with an initial interest rate of 10.25%. Interest shall accrue on the principal balance of the Note at a fluctuation rate based on the "Prime Rate" plus 2.25%. The "Prime Rate" shall be defined as the lowest prime lending rate as published in the Wall Street Journal. The initial interest rate is based on the "Prime Rate" of 8.00%, the "Prime Rate" in effect on the date SBA received the loan application. The rate shall increase or decrease monthly on the first day of each month during the term of the Note.

    The amount that the interest on this Note may vary is limited by a ceiling and floor: (1) The maximum interest rate (ceiling) will not exceed 3% above the initial interest rate. (2) the minimum interest rate (floor) will not be less than 3% below the initial interest rate.

    Holder shall give written notice to the Undersigned of each increase or decrease in the interest rate within thirty (30) days after the effective date of each rate adjustment; however, the fluctuation of the interest rate is not contingent on whether the notice is given.

    Notwithstanding the foregoing provision for changes in the rate of interest, at no time shall the interest rate exceed the maximum rate permitted by applicable law. Upon any changes in the interest rate, the above monthly principal and interest payments shall be adjusted to amortize the remaining loan balance in equal monthly payments at principal and interest over the remaining term of the loan.

    Interest on this note is computed on a 30/360 simple interest basis; that is, with the exception of odd days in the first payment period, monthly interest is calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by a month of 30 days. Interest for the odd days is calculated on the basis of the actual days to the next full month and a 360-day year.

    It SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

 4. RIGHT TO PREPAY:

    Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

      A. Give Lender written notice;
      B. Pay all accrued interest; and
      C. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph B.

    If Borrower does not prepay within 60 days from the date Lender receives the notice, Borrower must give Lender a new notice.

5.  DEFAULT:

    Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

      A. Fails to do anything required by this Note and other Loan Documents;
      B. Defaults on any other loan with Lender;
      C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;
      D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
      E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
      F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note:
      G. Fails to pay any taxes when due;
      H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;
      I. Has a receiver or liquidator appointed for any part of their business or property;
      J. Makes an assignment for the benefit of creditors;

09-13-1999                       PROMISSORY NOTE                          PAGE 3
LOAN NO 3109254008                 (CONTINUED)
================================================================================
      K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;
      L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or
      M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

6.  LENDER'S RIGHTS IF THERE IS A DEFAULT:

    Without notice or demand and without giving up any of its rights, Lender may:

      A. Require immediate payment of all amounts owing under this Note;
      B. Collect all amounts owing from any Borrower or Guarantor;
      C. File suit and obtain judgement;
      D. Take possession of any Collateral; or
      E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

7.  LENDER'S GENERAL POWERS:

    Without notice and without Borrower's consent, Lender may:

      A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
      B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;
      C. Release anyone obligated to pay this Note;
      D. Compromise, release, renew, extend or substitute any of the Collateral; and
      E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

8.  WHEN FEDERAL LAW APPLIES:

    When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

9. SUCCESSORS AND ASSIGNS:

    Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

10. GENERAL PROVISIONS:

      A. All individuals and entities signing this Note are jointly and severally liable.
      B. Borrower waives all suretyship defenses.
      C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.
      D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
      E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
      F. If any part of this Note is unenforceable, all other parts remain in effect.
      G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim

09-13-1999                       PROMISSORY NOTE                          PAGE 4
LOAN NO 3109254008                 (CONTINUED)
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         that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

11. STATE-SPECIFIC PROVISIONS:

12. BORROWER'S NAME(S) AND SIGNATURE(S):

    By signing below, each individual or entity becomes obligated under this Note as Borrower.

BORROWER:

DYNAMIC HEALTH PRODUCTS, INC.

By: ____________________________(SEAL)  By: ______________________________(SEAL)
    Kotha S. Sekharam, President           Attest: William L. LaGamba, Secretary